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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 18, 2000 included in Frontier Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.


                                      /s/ Moss Adams LLP

Everett, Washington
January 23, 2001